                                 EXHIBIT 24.1

                               POWER OF ATTORNEY

       Each of the undersigned hereby constitutes and appoints ROBERT D. ROGERS, RICHARD M. FOWLER and JAMES R. McCRAW, and each of them, with full power of substitution as the undersigned's attorney or attorney-in-fact, to sign for each of them and in each of their names, as members of the Board of Directors, an Annual Report on Form 10-K for the year ended May 31, 1999, and any and all amendments, filed by TEXAS INDUSTRIES, INC., a Delaware corporation, with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, with full power and authority to do and perform any and all acts and things necessary or appropriate to be done in the premises.

DATED:      July 16, 1999


                                         ______________________________
                                             ROBERT ALPERT
                                             (Director)

                                         /s/ JOHN M. BELK
                                         ------------------------------
                                             JOHN M. BELK
                                             (Director)

                                         /s/ GORDON E. FORWARD
                                         ------------------------------
                                             GORDON E. FORWARD
                                             (Director)

                                         /s/ RICHARD I. GALLAND
                                         ------------------------------
                                             RICHARD I. GALLAND
                                             (Director)

                                         /s/ GERALD R. HEFFERNAN
                                         ------------------------------
                                             GERALD R. HEFFERNAN
                                             (Director)

                                         /s/ JAMES M. HOAK
                                         ------------------------------
                                             JAMES M. HOAK
                                             (Director)

                                         /s/ EUGENIO CLARIOND REYES
                                         ______________________________
                                             EUGENIO CLARIOND REYES
                                             (Director)

                                         ______________________________
                                             IAN WACHTMEISTER
                                             (Director)

                                         /s/ ELIZABETH C. WILLIAMS
                                         ------------------------------
                                             ELIZABETH C. WILLIAMS
                                             (Director)

STATE OF TEXAS     (S)
                   (S)
COUNTY OF DALLAS   (S)

       On this 16/th/ day of July, 1999, before me personally came JOHN M. BELK, GORDON E. FORWARD, RICHARD I. GALLAND, GERALD R. HEFFERNAN, JAMES M. HOAK AND ELIZABETH C. WILLIAMS, known to me to be the same persons described in and who executed the foregoing Power of Attorney and each of them duly acknowledged to me that they each executed the same for the purposes therein stated.


                                        /s/ GWYNN E. HERRICK
                                        -------------------------------
  [SEAL]                                Notary Public in and for the
                                         State of Texas

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